UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 31, 2010
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               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
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             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code


                                 Not applicable
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          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 31, 2010 the Company concluded an offering of its Series C Convertible Preferred Shares in which it sold 9,350 shares of the Series C Preferred Stock which offering generated gross proceeds of $935,000. After deducting commissions and other offering expenses, the Company received approximately $813,500 in net proceeds.

     In aggregate, the Company has sold 32,150 shares of Series C Convertible Preferred Stock. The private placement was made to accredited investors under Rule 506 of Regulation D under the Securities Act of 1933, as amended. The placement agent for the offering was Capital Financial Services, Inc., Minot, North Dakota.

     The Series C Preferred Shares are convertible into shares of the Company's common stock at a conversion rate of $4.00 per share at the election of the holders. Under certain conditions, the shares may be mandatorily converted to the Company's common stock. The shares will pay dividends at the rate of 2.5% per quarter (10% per annum). For a complete description of the Series C Convertible Preferred Shares, see Exhibit 3.1 of the Company's Form 10-Q for the three months ended December 31, 2009.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective January 1, 2011 the Company granted 185,000 shares (aggregate) of stock bonuses (pursuant to its 2006 Consolidated Incentive Plan, as amended) to its key employees, officers and directors, including 30,000 shares to Mark A. Smith, President and a Director of the Company ('Smith'), and 10,000 shares to Jon Northrop, a Director of the Company, which shares vest at dates from January 1, 2011 through January 1, 2012. Additionally, Smith received a contingent stock bonus grant of 50,000 shares payable when and if Bion's common stock trades at or above $10.00 per share.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits: N/A




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bion Environmental Technologies, Inc.



Date:  January 3, 2011             By:/s/ Mark A. Smith
                                      Mark A. Smith, President